Exhibit 4.  Form of the Certificates.


                     [Form of Amortizing Class Certificate]




NUMBER                                                           $____________
R-___                                                   CUSIP NO. ____________


                      SEE REVERSE FOR CERTAIN DEFINITIONS

                  THE HOLDER OF THIS CERTIFICATE SHALL HAVE NO RIGHT TO PRINCIPAL PAYMENTS IN RESPECT OF THE TERM ASSETS EXCEPT IN THE EVENT OF AN OPTIONAL REDEMPTION OR MATURITY SHORTENING REDEMPTION (AS SUCH TERMS ARE DEFINED IN THE TRUST AGREEMENT REFERRED TO HEREIN) ON OR PRIOR TO JUNE 1, 2017. THE REGISTERED HOLDER HEREOF, BY ITS ACCEPTANCE HEREOF, AGREES THAT IT WILL LOOK SOLELY TO THE TRUST PROPERTY (TO THE EXTENT OF ITS RIGHTS THEREIN) FOR DISTRIBUTIONS HEREUNDER.

                  THIS CERTIFICATE REPRESENTS A FRACTIONAL UNDIVIDED INTEREST IN THE TRUST AND DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY THE DEPOSITOR OR THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE TRUST ASSETS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR ANY OTHER PERSON.

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

           TIERS CORPORATE BOND-BACKED CERTIFICATES TRUST IBM 1997-4

                 TIERS(sm) CORPORATE BOND-BACKED CERTIFICATES,
                               SERIES IBM 1997-4

                                Amortizing Class

evidencing a fractional undivided beneficial ownership interest in the Trust, as defined below, the property of which consists of $100,000,000 aggregate principal amount of 7-1/8% Debentures due December 1, 2096 (the "Term Assets")

issued by International Business Machines Corporation (the "Term Assets Issuer") and deposited in the Trust by the Depositor, as defined below. The Term Assets will be purchased by the Trust from Structured Products Corp. (the "Depositor") with the net proceeds of the sale of the Certificates to the Depositor by the Trust.

         THIS CERTIFIES THAT CEDE & Co. is the registered owner of a nonassessable, fully-paid, fractional undivided interest in TIERS Corporate Bond-Backed Certificates Trust IBM 1997-4 formed by the Depositor. Under the Trust Agreement, there will be distributed on the first day of each June and December, or if such day if not a Business Day, then the immediately following Business Day, commencing December 1, 1997 through and including the date the Certificate Principal Balance hereof has been reduced to zero (each a "Scheduled Distribution Date"), to the Holders of the Amortizing Class Certificates, to the extent of Interest Collections constituting Available Funds (as defined below), an amount equal to the Fixed Payment. Each Fixed Payment shall be allocated first to interest accrued at a rate equal to the Amortizing Class Yield on the then outstanding aggregate Certificate Principal Balance of the Amortizing Class Certificates, with the balance of such Fixed Payment allocated to the repayment of principal in accordance with the amortization schedule attached to the Agreement (as defined below) as Schedule 2 (the "Amortization Schedule"). The amounts allocated to interest and principal in the Amortization Schedule are referred to hereinafter as "Scheduled Interest" and "Scheduled Principal" respectively. "Available Funds" shall mean, as of any Distribution Date, the aggregate amount received on or with respect to the Term Assets on or with respect to such Distribution Date.

                  The Trust was created pursuant to a Base Trust Agreement dated as of June 16, 1997 (the "Agreement"), between the Depositor and First Trust of New York National Association, a New York banking corporation, not in its individual capacity but solely as Trustee (the "Trustee"), as supplemented by the Series IBM 1997-4 Supplement dated as of June 16, 1997 (the "Series Supplement" and, together with the Agreement, the "Trust Agreement"), between the Depositor and the Trustee. This Certificate does not purport to summarize the Trust Agreement and reference is hereby made to the Trust Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee with respect hereto. A copy of the Trust Agreement may be obtained from the Trustee by written request sent to the Corporate Trust Office. Capitalized terms used but not defined herein have the meanings assigned to them in the Trust Agreement.

                  This Certificate is one of the duly authorized Certificates designated as "TIERS(sm) Corporate Bond-Backed Certificates, Series IBM 1997-4, Amortizing Class Certificates" (herein called the "Amortizing Class Certificates"). The Trust is also issuing certificates designated as "TIERS(sm) Corporate Bond-Backed Certificates, Series IBM 1997-4, ZTF Class Certificates"

(hereinafter called the "ZTF Class Certificates" and together with the Amortizing Class Certificates, the "Certificates") pursuant to the Trust Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The property of the Trust consists of the Term Assets and all payments on or collections in respect of the Term Assets accrued on or after the Closing Date, all as more fully specified in the Trust Agreement.

                  Subject to the terms and conditions of the Trust Agreement (including the availability of funds for distribution) and until the obligation created by the Trust Agreement shall have terminated in accordance therewith, distributions will be made on each Distribution Date to the Person in whose name this Certificate is registered on the applicable Record Date, in an amount equal to such Certificateholder's fractional undivided interest in the amount required to be distributed to the Holders of the Amortizing Class Certificates on such Distribution Date. The Record Date applicable to any Distribution Date is the day immediately preceding such Distribution Date.

                  Distributions made on this Certificate will be made as provided in the Trust Agreement by the Trustee by wire transfer or credit to the appropriate account of the Holder in immediately available funds, without the presentation or surrender of this Certificate or the making of any notation hereon. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in the Borough of Manhattan, the City of New York.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or be valid for any purpose.

                  It is the intent of the Depositor and the Certificateholders that, for purposes of federal income, state and local income and franchise taxes and any other taxes imposed upon, measured by or based upon gross or net income, the Trust shall be treated as a grantor trust or, failing that, as a partnership that is not taxable as a corporation or a public traded partnership, and the Trust Agreement shall be interpreted accordingly. Except as otherwise required by appropriate taxing authorities, the Depositor and the other Certificateholders by acceptance of a Certificate, agree to treat, the Certificates for such tax purposes as interests in such grantor trust. It is also the intent of the Depositor and the Certificateholders that, in the event that the Internal Revenue Service successfully recharacterizes the Trust as a partnership for federal income tax purposes, the Trust will elect out of subchapter K of the Code beginning with the first taxable year of the Trust.

                  THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE HOLDER HEREOF SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  IN WITNESS WHEREOF, the Depositor has caused this Certificate to be duly executed as of the date set forth below.


                                     STRUCTURED PRODUCTS CORP.


                                     By:
                                         --------------------------------
                                         Authorized Signatory



Dated: June 16, 1997



                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Amortizing Class Certificates described in the Trust Agreement referred to herein.


                                     FIRST TRUST OF NEW YORK,
                                     NATIONAL ASSOCIATION, not in its
                                     individual capacity but solely as Trustee,


                                     By:
                                         --------------------------------
                                         Authorized Signatory

                         (REVERSE OF TRUST CERTIFICATE)


                  The Certificates are limited in right of distribution to certain payments and collections respecting the Trust Agreement, all as more specifically set forth herein and in the Trust Agreement. The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Term Assets (to the extent of its rights therein) for distributions hereunder.

                  Subject to the next paragraph and to certain exceptions provided in the Trust Agreement, the Trust Agreement permits the amendment thereof and the modification of the rights and obligations of the Depositor and the Trustee and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing greater than 66-2/3% of the aggregate Voting Rights of each Outstanding Class of Certificates subject to certain provisions set forth in the Trust Agreement. Any such consent by the Holder of this Certificate (or any predecessor Certificate) shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  The Certificates are issuable in fully registered form only in minimum original principal amounts of $1,000 and integral multiples thereof. As provided in the Trust Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same principal amount, class, original issue date and maturity, in authorized denominations as requested by the Holder surrendering the same.

                  As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Trustee in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by an assignment in the form below and by such other documents as required by the Trust Agreement signed by, the Holder hereof, and thereupon one or more new Certificates of the same class in authorized denominations evidencing the same principal amount will be issued to the designated transferee or transferees. The Certificate Registrar appointed under the Trust Agreement is First Trust of New York, National Association.

                  No service charge will be made for any registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor any such agent shall be affected by any notice to the contrary.

                  The Trust and the obligations of the Depositor and the Trustee created by the Trust Agreement with respect to the Certificates will terminate upon (i) the distribution in kind of the Term Assets to the ZTF Class Certificateholders on June 1, 2017, (ii) the payment in full of the Certificates after an Optional Redemption or Maturity Shortening Redemption, or
(iii) the distribution in kind of the Term Assets to the ZTF Class Certificateholders and Amortizing Class Certificateholders after a Payment Default or an Acceleration.

                                   ASSIGNMENT


         FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
TAXPAYER IDENTIFICATION OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE



-------------------------------------------------------------------------------
(Please print or type name and address, including postal zip code, of assignee)



-------------------------------------------------------------------------------
the within Trust Certificate, and all rights thereunder, hereby irrevocably constituting and appointing




---------------------------------------------------------- Attorney to transfer said Trust Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.



Dated:



                                                                         *
                                         --------------------------------
                                           Signature Guaranteed;



                                                                         *
                                         --------------------------------

* NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Trust Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Certificate Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                      Exhibit B

                        [Form of ZTF Class Certificate]



NUMBER                                                           $____________
R-___                                                   CUSIP NO. ____________


                      SEE REVERSE FOR CERTAIN DEFINITIONS

                  THE HOLDER OF THIS CERTIFICATE SHALL HAVE NO RIGHT TO PAYMENTS IN RESPECT OF THE TERM ASSETS EXCEPT IN THE EVENT OF AN OPTIONAL REDEMPTION OR MATURITY SHORTENING REDEMPTION (AS SUCH TERMS ARE DEFINED IN THE TRUST AGREEMENT REFERRED TO HEREIN) ON OR PRIOR TO JUNE 1, 2017. THE REGISTERED HOLDER HEREOF, BY ITS ACCEPTANCE HEREOF, AGREES THAT IT WILL LOOK SOLELY TO THE TRUST PROPERTY (TO THE EXTENT OF ITS RIGHTS THEREIN) FOR DISTRIBUTIONS HEREUNDER.

                  THIS CERTIFICATE REPRESENTS A FRACTIONAL UNDIVIDED INTEREST IN THE TRUST AND DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY THE DEPOSITOR OR THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE TRUST ASSETS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR ANY OTHER PERSON.

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS

REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

           TIERS CORPORATE BOND-BACKED CERTIFICATES TRUST IBM 1997-4

                 TIERS(sm) CORPORATE BOND-BACKED CERTIFICATES,
                               SERIES IBM 1997-4

                                   ZTF Class

evidencing a fractional undivided beneficial ownership interest in the Trust, as defined below, the property of which consists of $100,000,000 aggregate principal amount of 7-1/8% Debentures due December 1, 2096 (the "Term Assets") issued by International Business Machines Corporation (the "Term Assets Issuer") and deposited in the Trust by the Depositor, as defined below. The Term Assets will be purchased by the Trust from Structured Products Corp. (the "Depositor") with the net proceeds of the sale of the Certificates to the Depositor by the Trust.

         THIS CERTIFIES THAT CEDE & Co. is the registered owner of a nonassessable, fully-paid, fractional undivided interest in TIERS Corporate Bond-Backed Certificates Trust 1997-IBM formed by the Depositor. Under the Trust Agreement, this Certificate will be terminated and deemed involuntarily surrendered by the holder hereof in exchange for a principal amount of the Term Assets underlying this Certificate equal to the Certificate Principal Balance hereof on June 1, 2017, unless (i) an Optional Redemption or (ii) a Maturity Shortening Redemption (as such terms are defined in the Trust Agreement) has occurred on or prior to such date.

                  The Trust was created pursuant to a Base Trust Agreement dated as of June 16, 1997 (the "Agreement"), between the Depositor and First Trust of New York National Association, a New York banking corporation, not in its individual capacity but solely as Trustee (the "Trustee"), as supplemented by the Series IBM 1997-4 Supplement dated as of June 16, 1997 (the "Series Supplement" and, together with the Agreement, the "Trust Agreement"), between the Depositor and the Trustee. This Certificate does not purport to summarize the Trust Agreement and reference is hereby made to the Trust Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee with respect hereto. A copy of the Trust Agreement may be obtained from the Trustee by written request sent to the Corporate Trust Office. Capitalized terms used but not defined herein have the meanings assigned to them in the Trust Agreement.

                  This Certificate is one of the duly authorized Certificates designated as "TIERS(sm) Corporate Bond-Backed Certificates, Series IBM 1997-4, ZTF Class Certificates" (herein called the "ZTF Class Certificates"). The Trust is also issuing certificates designated as "TIERS(sm) Corporate Bond-Backed

Certificates, Series IBM 1997-4, Amortizing Class Certificates" (hereinafter called the "Amortizing Class Certificates" and together with the ZTF Class Certificates, the "Certificates") pursuant to the Trust Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The property of the Trust consists of the Term

Assets and all payments on or collections in respect of the Term Assets accrued on or after the Closing Date, all as more fully specified in the Trust Agreement.

                  Subject to the terms and conditions of the Trust Agreement (including the availability of funds for distributions) and until the obligation created by the Trust Agreement shall have terminated in accordance therewith, distributions will be made on each Distribution Date to the Person in whose name this Certificate is registered on the applicable Record Date, in an amount equal to such Certificateholder's fractional undivided interest in the amount required to be distributed to the Holders of the ZTF Class Certificates on such Distribution Date. The Record Date applicable to any Distribution Date is the day immediately preceding such Distribution Date. "Available Funds" shall mean, as of any Distribution Date, the aggregate amount received on or with respect to the Term Assets on or with respect to such Distribution Date.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or be valid for any purpose.

                  It is the intent of the Depositor and the Certificateholders that, for purposes of federal income, state and local income and franchise taxes and any other taxes imposed upon, measured by or based upon gross or net income, the Trust shall be treated as a grantor trust or, failing that, as a partnership that is not taxable as a corporation or a public traded partnership, and the Trust Agreement shall be interpreted accordingly. Except as otherwise required by appropriate taxing authorities, the Depositor and the other Certificateholders by acceptance of a Certificate, agree to treat, the Certificates for such tax purposes as interests in such grantor trust. It is also the intent of the Depositor and the Certificateholders that, in the event that the Internal Revenue Service successfully recharacterizes the Trust as a partnership for federal income tax purposes, the Trust will elect out of subchapter K of the Code beginning with the first taxable year of the Trust.


                  THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE HOLDER HEREOF SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  IN WITNESS WHEREOF, the Depositor has caused this Certificate to be duly executed as of the date set forth below.


                                     STRUCTURED PRODUCTS CORP.,

                                     By:
                                         --------------------------------
                                         Authorized Signatory


Dated:  June 16, 1997


                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the ZTF Class Certificates described in the Trust Agreement referred to herein.


                                     FIRST TRUST OF NEW YORK,
                                     NATIONAL ASSOCIATION, not in its
                                     individual capacity but solely as Trustee,



                                     By:
                                         --------------------------------
                                         Authorized Signatory

                         (REVERSE OF TRUST CERTIFICATE)


                  The Certificates are limited in right of distribution to certain payments and collections respecting the Trust Agreement, all as more specifically set forth herein and in the Trust Agreement. The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Term Assets (to the extent of its rights therein) for distributions hereunder.


                  Subject to the next paragraph and to certain exceptions provided in the Trust Agreement, the Trust Agreement permits the amendment thereof and the modification of the rights and obligations of the Depositor and the Trustee and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing greater than 66-2/3% of the aggregate Voting Rights of each Outstanding Class of Certificates subject to certain provisions set forth in the Trust Agreement. Any such consent by the Holder of this Certificate (or any predecessor Certificate) shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  The Certificates are issuable in fully registered form only in minimum original principal amounts of $1,000 and integral multiples thereof. As provided in the Trust Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same principal amount, class, original issue date and maturity, in authorized denominations as requested by the Holder surrendering the same.

                  As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Trustee in the Borough of Manhattan, The City of New York, duly endorsed, by or accompanied by an assignment in the form below and by such other documents as required by the Trust Agreement signed by, the Holder hereof, and thereupon one or more new Certificates of the same class in authorized denominations evidencing the same principal amount will be issued to the designated transferee or transferees. The Certificate Registrar appointed under the Trust Agreement is First Trust of New York, National Association.

                  No service charge will be made for any registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  The Depositor and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor any such agent shall be affected by any notice to the contrary.

                  The Trust and the obligations of the Depositor and the Trustee created by the Trust Agreement with respect to the Certificates shall terminate upon (i) the distribution in kind of the Term Assets to the ZTF Class Certificateholders on June 1, 2017, (ii) the payment in full of the Certificates after an Optional Redemption or Maturity Shortening Redemption, or
(iii) the distribution in-kind of the Term Assets to the ZTF Class Certificateholders and Amortizing Class Certificateholders after a Payment Default or an Acceleration.

                                   ASSIGNMENT


         FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
TAXPAYER IDENTIFICATION OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE



-------------------------------------------------------------------------------
(Please print or type name and address, including postal zip code, of assignee)



-------------------------------------------------------------------------------
the within Trust Certificate, and all rights thereunder, hereby irrevocably constituting and appointing




--------------------------------------------------------- Attorney to transfer said Trust Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.



Dated:


                                                                         *
                                         --------------------------------
                                         Signature Guaranteed;



                                                                         *
                                         --------------------------------



* NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Trust Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Certificate Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.